DUCK HEAD APPAREL COMPANY, INC.
                           INCENTIVE STOCK AWARD PLAN























                           Effective February 15, 2000
                      Amended and Restated August 22, 2000

                         DUCK HEAD APPAREL COMPANY, INC.
                           INCENTIVE STOCK AWARD PLAN

                                    ARTICLE I
                                    THE PLAN
                                    --------

Sec. 1.1          NAME.

         This plan shall be known as the "Incentive Stock Award Plan" (the "Plan").

Sec. 1.2          PURPOSES

         The purposes of the Plan are to establish or increase the equitable ownership in Duck Head Apparel Company, Inc. (the "Company") by key and middle level management employees of the Company and/or its subsidiaries and to provide incentives to key and middle level management employees of the Company and/or its subsidiaries through the prospect of such common stock ownership. By thus achieving ownership or the prospect of ownership of the Company's common stock by such employees, the Company expects to attract, retain and motivate exceptionally well qualified and competent individuals in key and middle level management positions.

                                   ARTICLE II
                                  PARTICIPANTS
                                  ------------

Sec. 2.1          ELIGIBILITY

         Any officer of other key management employee or middle level management employee of the Company or any subsidiary shall be eligible to receive an Incentive Stock Award (an "Award").

                                  ARTICLE III
                                 ADMINISTRATION
                                 --------------

Sec. 3.1          SELECTION OF AWARDS

         The Board of Directors (the "Board") of the Company shall have the authority from time to time to select key and middle level management employees ("Participants") to receive Awards and the number of shares to be awarded under each such Award. In its discretion, the Board may delegate its authority under the Plan to a committee of the Board (the "Committee") composed solely of two or more "Non-Employee Directors" ( as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any applicable successor rule or regulation (the "Exchange Act").

Sec. 3.2          INTERPRETATION OF PLAN

The Board (or Committee, as applicable) shall have full and final authority to interpret and administer the Plan and to determine and interpret the terms and conditions of each Incentive Stock Award Agreement.

                                   ARTICLE IV
                  SHARES ELIGIBLE TO BE GRANTED UNDER THE PLAN
                  --------------------------------------------

Sec. 4.1          NUMBER OF SHARES

         Subject to the provisions of Section 4.2, the aggregate number of shares of common stock of the Company which may be awarded under the Plan shall not exceed 200,000 shares. Such shares may be either shares previously issued and thereafter acquired by the Company or they may be authorized but unissued shares. Any shares covered by an Award (or portion thereof) that have been forfeited pursuant to the provisions of the applicable Incentive Stock Award Agreement shall again become available for the purposes of the Plan.

Sec. 4.2          ANTI-DILUTION

         In the event that the outstanding shares of common stock of the Company hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, or cash or other property, by reason of a merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split, stock dividend or similar event:

                  (a) the aggregate number and kind of shares subject to Awards which shall have been or may thereafter be granted hereunder and the per Participant share grant limit set forth in Section 5.1 shall be adjusted appropriately; and

                  (b) the new, additional or different shares and securities and the cash and other property into which the shares subject to outstanding Awards would have been converted (had the shares covered by such Awards been outstanding) shall be considered to be property granted by and subject to the Awards and shall be subject to all of the conditions and restrictions applicable to such Awards and the shares subject to such Awards.

         The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Board (or Committee, as applicable), and any such adjustment may provide for the elimination of fractional shares or security interests.

                                    ARTICLE V
                                      AWARD
                                      -----

Sec. 5.1          AWARD GRANT

         The Board (or Committee, as applicable) shall determine from time to time who is to be a Participant and the number of shares to be awarded; provided, that during any calendar year no Participant may be awarded an aggregate of more than 75,000 shares (subject to adjustment pursuant to Section 4.2) of common stock under the Plan. Such determination shall be recorded in the minutes of the meeting at which such determination was made.

Sec. 5.2          INCENTIVE STOCK AWARD AGREEMENT

         A Participant shall be entitled to receive an Award only upon execution of an Incentive Stock Award Agreement with the Company. Such Incentive Stock Award Agreement shall be substantially in the form attached hereto but may be modified form time to time by the Board (or Committee, as applicable) consistent with the terms of this Plan.

Sec. 5.3          CASH PURCHASE PRICE OF STOCK

         The cash purchase price to be paid by each Participant in connection with receiving shares covered by an Award (or portion thereof) that has vested pursuant to the provisions of an Incentive Stock Award Agreement shall be $0.01 per share and such sum shall be payable prior to issuance to the Participant of the certificate(s) representing such shares.

Sec. 5.4          FORFEITURE OF AN AWARD (OR PORTION THEREOF)

         The Incentive Stock Award Agreement shall set forth the circumstances under which the Award granted thereby (or portion thereof) shall be forfeited. Unless the Board (or Committee, as applicable) determines otherwise at the date of grant, the Award shall be forfeited upon the termination of employment of the Participant with the Company, or any subsidiary thereof, for any reason other than death, retirement or permanent total disability, prior to the date set forth in the Incentive Stock Award Agreement when the Award (or relevant portion thereof) shall vest.
         With respect to any portion of an Award whose vesting is contingent on the performance of the Company, the Participant or any subsidiary, division or other subdivision of the Company over a specified period, unless the Board (or Committee, as applicable) determines otherwise at the date of grant, upon the termination of employment of the Participant by reason of, but only by reason of, death, retirement or permanent total disability prior to the end of the performance period, the unvested shares of such portion of the Award shall vest as follows: On the date on which the performance period ends, the portion of the Award contingent upon performance shall vest with respect to a number of shares equal to (x) the number of shares as to which the Award would have vested had the Participant still been an employee at the end of the performance period, times (y) the quotient of the number of days during the performance period that the Participant was an employee of the Company divided by the total number of days in the performance period. Any portion of an Award whose vesting is contingent on the Participant's continued service with the Company or a subsidiary of the Company shall be forfeited upon the Participant's termination of employment with the Company, or any subsidiary thereof, by reason of death, disability, or retirement prior to the vesting date of such portion of the Award.
         The forfeiture circumstances may vary among the shares covered by an Award. In the event an Award (or portion thereof) shall be forfeited pursuant to the terms of the applicable Incentive Stock Award Agreement, the Participant shall immediately have no further rights under such Award (or portion thereof) or in the shares covered thereby.

Sec. 5.5          VESTING OF AN AWARD (OR PORTION THEREOF)

         (a) The Incentive Stock Award Agreement shall set forth the circumstances under which the Award granted thereby (or portion thereof) shall vest. With respect to any Award (or portion of an Award) intended to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder, (i) these circumstances shall consist of the achievement of one or more performance-based goals established by the Committee, and such performance-based goals shall be based on one of, or a combination of, the following factors, as the Committee deems appropriate: total stockholder return; revenues, sales, net income, EBIT, EBITDA, stock price, and/or earnings per share; return on assets, net assets, and/or capital; return on stockholders' equity; debt/equity ratio; working capital; safety; quality; the Company's financial performance or the performance of the Company's stock versus peers; cost reduction; productivity; market mix; or economic value added; (ii) the Committee shall establish the performance-related goals in writing no later than 90 days after the commencement of the period of service to which the Award relates (and in all events before 25% of the period of service has elapsed); and
(iii) the Award shall be made by a Committee, which shall consist solely of two or more directors who are "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3). The vesting circumstances may vary among the shares covered by an Award.(b) In the event an Award (or portion thereof) shall vest pursuant to the terms of the applicable Incentive Stock Award Agreement, the Company shall issue and deliver, or cause to be issued and delivered, to the Participant or his or her legal representative, free from any legend and any other restriction (other than those required by federal or state securities laws or any other applicable law), certificate(s) for the number of shares covered by the vested portion of the Award, subject to receipt by the Company of the cash purchase price described in Section 5.3 above. In addition, at or about such time the Company shall pay to or on behalf of the Participant in cash an amount that will be approximately sufficient, after the payment of all applicable federal and state income taxes, to pay the federal and state income taxes which the Participant will incur by virtue of the vesting of such Award (or portion thereof). With respect to any Award (or portion of an Award) intended to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder, no issue of shares, delivery of any certificates or payments shall occur, however, unless and until a Committee consisting solely of two or more directors who are "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) has previously certified in writing that the relevant performance-based goal(s) have been met.

         (c) No stock certificate shall be delivered to a Participant or his or her legal representative unless and until the Participant or his or her legal representative shall have paid to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Participant resulting from the vesting of such Award (or portion thereof).

         (d) (i) Upon any Change of Control, all outstanding Awards, to the extent not vested, shall become immediately vested in their entirety. "Change of Control" shall mean the occurrence of any one of the following: (a) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any "person" (within the meaning of Section 13(d) of the Exchange Act) other than one or more wholly-owned subsidiaries of the Company; (b) the adoption of a plan relating to the liquidation or dissolution of the Company;
(c) the first day on which a majority of the members of the Board are not Continuing Directors; or (d) the consummation of any transaction (including without limitation any merger, share exchange or consolidation) the result of which is that any "person" (as defined above), other than an Exempt Person or Exempt Persons, becomes, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that an entity or person shall be deemed to have "beneficial ownership" of all shares that any such entity or person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of more than 30% of the outstanding common stock of the Company; provided that the transactions covered by this clause (d) shall not include the acquisition by the Company of its common stock; provided further, however, that if (x) any "person" (as defined above) becomes, directly or indirectly, the "beneficial owner" (as defined above) of more than 30% of the outstanding common stock of the Company solely as a result of acquisition by the Company of its common stock, (y) such "person" thereafter acquires any additional shares of common stock of the Company and (z) immediately after such acquisition such "person" is, directly or indirectly, the "beneficial owner" (as defined above) of 30% or more of the outstanding common stock of the Company, then such additional acquisition shall constitute a Change of Control.

                  (ii) "Exempt Person" shall mean (a) the Company, (b) any wholly-owned subsidiary of the Company, (c) any individual who immediately before the transaction is an executive officer of the Company, (d) any employee benefit plan of the Company or any of its wholly-owned subsidiaries or (e) any entity or person holding shares of common stock for or pursuant to the terms of any such plan if such entity or person is not a beneficiary of or participant in such plan.

                  (iii) "Continuing Directors" shall mean, as of any date, any member of the Board who (i) was a member of the Board on the date this Plan was adopted by the Board or (ii) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

Sec. 5.6          NO RIGHTS AS SHAREHOLDER

         Until the issuance and delivery to the Participant of certificate(s) for such shares by reason of the vesting of an Award (or portion thereof) and payment of the applicable cash purchase price, the Participant shall have none of the rights of a shareholder with respect to the shares covered by an Award.

                                   ARTICLE VI
                                STOCK CERTIFICATE
                                -----------------

Sec. 6.1          STOCK CERTIFICATES

         The Company shall not be required to issue or deliver, or cause to be issued or delivered, any certificate for shares of stock of the Company pursuant to an Incentive Stock Award Agreement executed hereunder prior to fulfillment of all of the following conditions:

                  (a) the admission of such shares to listing on any over-the-counter markets and stock exchanges on which the Company's stock is then traded or listed;

                  (b) the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Board (or Committee, as applicable) in its sole discretion deems necessary or advisable;

                  (c) the obtaining of any approval or other clearance from any federal or state governmental agency which the Board (or Committee, as applicable) shall in its sole discretion determine to be necessary or advisable; and

                  (d) the lapse of such reasonable period of time following the vesting of an Award (or portion thereof) as the Board (or Committee, as applicable) from time to time may establish for reasons of administrative convenience.

                                   ARTICLE VII
                 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN
                 -----------------------------------------------

Sec. 7.1          TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

         The Board (or Committee, as applicable) may at any time and from time to time and in any respect amend, modify or terminate the Plan; provided, however, that no such action of the Board (or Committee, as applicable) without approval of the shareholders of the Company may:

                  (a) increase the total number of shares of common stock covered by the Plan except as contemplated in Section 4.2 hereof; or

                  (b)      change the $0.01 per share cash purchase  price under
Section 5.3;

provided further, that no termination, amendment or modification of the Plan shall in any manner, without the consent of the Participant, affect any Award previously made to a Participant under the Plan.

                                  ARTICLE VIII
                                  MISCELLANEOUS
                                  -------------

Sec. 8.1          EMPLOYMENT

         Nothing in this Plan or in any Award granted hereunder or in any Incentive Stock Award Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any subsidiary.

Sec. 8.2          OTHER COMPENSATION PLANS

         The adoption of this Plan shall not affect any other existing incentive or compensation plans of the Company or any subsidiary, nor shall this Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any subsidiary.

Sec. 8.3          PLAN BINDING ON SUCCESSORS

         This Plan shall be binding upon the successors and assigns of the Company.

Sec. 8.4          SINGULAR, PLURAL; GENDER; HEADINGS

         Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. The headings in this Plan or any Incentive Stock Award Agreement are and shall be for reference purposes only and shall not affect the meaning or interpretation hereof or thereof.

Sec. 8.5          AWARD NOT TRANSFERABLE

         A Participant shall have no right to transfer, assign or hypothecate an Award or, until the portion of an Award covering such shares shall vest, the shares covered by an Award, other than by will or the laws of descent and distribution, and the rights of any purported owner, holder, pledgee or any other person in possession of or claiming any right in such Award or shares shall at all times be subject to the provisions of this Plan and the applicable Incentive Stock Award Agreement.

Sec. 8.6       GOVERNING LAW

         This Plan shall be governed, interpreted and enforced in accordance with the laws of Georgia without regard to choice of law principles.

                         DUCK HEAD APPAREL COMPANY, INC.
                         INCENTIVE STOCK AWARD AGREEMENT

         THIS AGREEMENT, effective as of _____________________, _______, by and between Duck Head Apparel Company, Inc., a Georgia corporation (the "Company"), and __________________________ (the "Participant") evidences the grant by the Company of an Incentive Stock Award (this "Award") to purchase an aggregate of ____________ shares of common stock of the Company subject to the terms of the Company's Incentive Stock Award Plan and this Agreement.

Sec. 1. CASH PURCHASE PRICE
        -------------------

         The cash purchase price of the common stock subject to this Award is $0.01 per share.

Sec. 2. ANTI-DILUTION
        -------------

         In the event that the outstanding shares of common stock of the Company hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, or cash or other property, by reason of a merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split, stock dividend or similar event, the new, additional or different shares and securities and the cash and other property into which the shares subject to this Agreement would have been converted (had the shares covered by this Agreement been outstanding) shall be considered to be property granted by and subject to this Agreement and shall be subject to all of the conditions and restrictions applicable to the Award evidenced by, and the shares subject to, this Agreement. Sec. 3. RESTRICTIONS ON TRANSFER
         The Participant may not transfer, assign or hypothecate any of the Participant's rights under this Agreement or, until the portion of the Award evidenced hereby covering such shares shall vest, the shares covered by the Award, other than by will or the laws of descent and distribution, and such rights shall be exercisable during the Participant's lifetime only by the Participant.

Sec. 4. FORFEITURE OF AWARD (OR PORTION THEREOF)
        ----------------------------------------

         Upon the occurrence of the following circumstances prior to the vesting of the Award (or portion thereof, as applicable), the Award (or portion thereof) of shares set forth in this Agreement shall be forfeit, and the Participant shall immediately have no further rights under the Award (or portion thereof) or in the shares covered thereby:

         [Insert forfeiture conditions established by the Board (or Committee, if applicable).]

Sec. 5. VESTING OF AWARD (OR PORTION THEREOF)
        -------------------------------------

         Upon the occurrence of the following circumstances, the Award (or portion thereof, as applicable) of shares set forth in this Agreement shall vest:[Insert vesting conditions established by the Board (or Committee, if applicable).]

         Upon the vesting of the Award (or portion thereof) set forth in this Agreement pursuant to the terms of this Agreement, the Company shall issue and deliver, or cause to be issued and delivered, to the Participant or his or her legal representative, free from any legend and any other restriction (other than those required by federal or state securities laws or any other applicable law), certificate(s) for the number of shares covered by the vested portion of the Award, subject to the receipt by the Company of the cash purchase price described in Section 1 above. In addition, at or about such time the Company shall pay the Participant in cash an amount that will be approximately sufficient, after the payment of all applicable federal and state income taxes, to pay the federal and state income taxes that the Participant will incur by virtue of the vesting of such Award (or portion thereof).
         No stock certificate shall be delivered to the Participant or his or her legal representative unless and until the Participant shall have paid to the Company in cash the full amount of all federal and state withholding and other employment taxes applicable to the taxable income of the Participant resulting from the vesting of the Participant's Award (or portion thereof).

Sec. 6. NO RIGHTS AS SHAREHOLDER
        ------------------------

         Until the issuance and delivery to the Participant of certificate(s) for shares by reason of the vesting of the Award evidenced by this Agreement (or portion thereof) and payment of the applicable cash purchase price, the Participant shall have none of the rights of a shareholder with respect to the shares covered by an Award.

Sec. 7. STOCK CERTIFICATES
        ------------------

         The Company shall not be required to issue or deliver, or cause to be issued or delivered, any certificate for shares of stock of the Company pursuant to this Agreement, prior to fulfillment of all of the following conditions:

         (a) the admission of such shares to listing on any over-the-counter markets and stock exchanges on which the Company's stock is then traded or listed;
         (b) the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Board of Directors of the Company (or committee thereof, as applicable) in its sole discretion deems necessary or advisable;
         (c) the obtaining of any approval or other clearance from any federal or state governmental agency that the Company's Board of Directors (or committee thereof) shall in its sole discretion determine to be necessary or advisable; and
         (d) the lapse of such reasonable period of time following the vesting of the Award (or portion thereof) set forth in this Agreement as the Company's Board of Directors (or committee thereof) from time to time establish for reasons of administrative convenience.

Sec. 8. ENFORCEMENT
        -----------

         This Agreement shall be construed, administered and enforced in accordance with and subject to the terms of the Company's Incentive Stock Award Plan, the terms of which are hereby incorporated herein by reference, and the laws of the State of Georgia, without reference to choice of law principles.

Sec. 9. INCENTIVE STOCK AWARD PLAN
        --------------------------

         Participant acknowledges receipt of the Incentive Stock Award Plan (the "Plan") of the Company. The terms of the Plan are incorporated herein by reference.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

DUCK HEAD APPAREL COMPANY, INC.                    PARTICIPANT


By:______________________________                  ____________________________

Name:____________________________                  Name:_______________________
Title:_____________________________